Long-term investments, net - Reconciliation of the Level 3 fair value measurement of available-for-sale debt investments (Details) - Available For Sale Investments $ in Thousands	6 Months Ended
Jun. 30, 2026 USD ($)
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Fair value measurement value, beginning balance	$ 42,833
Unrealized loss	(2,799)
Foreign currency translation adjustments	1,216
Fair value measurement value, ending balance	$ 41,250